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                        SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 30, 2005
                                                         ------------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                        PAGE
                                                                        ----

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                  3

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS                           3




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Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2005, Ronson Corporation ("the Company"), Ronson Consumer Products Corporation, and Ronson Aviation, Inc. extended the Company's revolving loan agreements with Bank of America, N.A. to a new expiration date of December 31, 2005. The agreement had been scheduled to expire on September 30, 2005. Under the terms of the extension, a covenant requiring a minimum earnings before interest, taxes, depreciation and amortization ("EBITDA") was removed and the provisions allowing the Company to borrow a portion of the revolving loans at the London Interbank Offering Rate ("LIBOR") plus 2% were removed. All other terms remain substantially unchanged.

Item 9.01. Financial Statements and Exhibits

           a)    Financial Statements: None.

           b)    Pro Forma Financial Information: None.

           c)    Exhibits:

                 10.a) Eighth Amendment to Loan and Security Agreement between Ronson Consumer Products Corporation and Bank of America, N.A. dated September 30, 2005.

                 10.b) Reaffirmation of Guaranty by Ronson Corporation of obligations of Ronson Consumer Products Corporation to Bank of America, N.A.

                 10.c) Reaffirmation of Guaranty by Ronson Aviation, Inc. of obligations of Ronson Consumer Products Corporation to Bank of America, N.A.

                 10.d) Allonge to Amended and Restated Master Note dated as of June 30, 2002, in the sum of $2,500,000.00 by Ronson Consumer Products Corporation to Bank of America, N.A.

                 10.e) Fifth Amendment to Loan and Security Agreement between Ronson Aviation, Inc. and Bank of America, N.A. dated September 30, 2005.

                 10.f) Reaffirmation of Guaranty by Ronson Corporation of obligations of Ronson Aviation, Inc. to Bank of America, N.A.

                 10.g) Reaffirmation of Guaranty by Ronson Consumer Products Corporation of obligations of Ronson Aviation, Inc. to Bank of America, N.A.

                 10.h) Allonge to Third Amended and Restated Master Note dated as of June 30, 2002, in the sum of $500,000.00 by Ronson Aviation, Inc. to Bank of America, N.A.

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  October 6, 2005